SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                         SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

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     14-a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                         CENTRAL NATURAL RESOURCES, INC.
 -----------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


-----------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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

                      CENTRAL NATURAL RESOURCES, INC.
                        KANSAS CITY, MISSOURI 64105

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD APRIL 22, 2003

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Central Natural Recources, Inc., a Delaware corporation, will be held at the Athenaeum at the California Institute of Technology, 551 South Hill Avenue, Pasadena, California, at 9:00 a.m., P.D.T. for the following purposes:

1. To elect six Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

2. To ratify the appointment of independent public accountants for the fiscal year;

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The stock transfer books will not be closed, but only stockholders of record at the close of business on March 17, 2003, will be entitled to vote at the meeting.

                                              /s/ Ray A. Infantino

March 24, 2003                               Secretary


                                 IMPORTANT

If you do not plan to attend this meeting please sign and return the enclosed proxy in the accompanying envelope

                      CENTRAL NATURAL RESOURCES, INC.
                        911 Main Street, Suite 1710
                        KANSAS CITY, MISSOURI 64105

                              MARCH 24, 2003

                              PROXY STATEMENT


This proxy statement is furnished to the stockholders of Central Natural Resources, Inc., A Delaware Corporation, (hereinafter "the Corporation") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held on April 22, 2003. The enclosed proxy is solicited by the Board of Directors of the Corporation.

A person giving the enclosed proxy has the power to revoke it at any time before it is exercised.

The Corporation will bear the cost of the solicitation of proxies. In addition to the use of the mails, proxies may be solicited by personal interview, by telephone, or by facsimile or other electronic means if necessary to obtain sufficient voting representation, but it is not anticipated that methods other than the mails will be required.

          VOTING SECURITIES OUTSTANDING AND VOTING RIGHTS

The Corporation had 498,926 shares of Common Stock ($1.00 par value) which were outstanding as of January 24, 2003, such shares being the only voting securities of the Corporation. Each share is entitled to one vote. Cumulative voting is not permitted.

Only those holders of Common Stock of record at the close of business on March 17, 2003, will be entitled to vote at the meeting.

As of January 24, 2003, Phelps M. Wood of Arcadia, California, together with members of his immediate family, certain trusts in which he has an interest, and a family limited partnership; and Patrick J. Moran of Houston, Texas, each owned directly or indirectly beneficial interest in more than five percent of the Corporation's common stock. Information concerning the shares held by these stockholders is as follows:

Title     Name and Address            Amount and Nature of        Percent
of Class  of Beneficial Owner         Beneficial Ownership        of Class
________  ________________________    _______________________     _________
Common    Phelps M. Wood              12,500 shares direct        42.87%
          P.O. Box 660729             beneficial ownership;
          Arcadia, CA 91066           202,642 shares indirect
                                      beneficial ownership
                                      (See note 7 following
                                      Election of Directors
                                      below)

Common    Patrick J. Moran            70,228 shares direct        13.99%
          2803 Sackett St             beneficial ownership
          Houston, Texas 77098


Phelps M. Wood is President of Tektest Inc. and is a Director of the Corporation. Patrick J. Moran is President of Moran Resources Company, and is a Director of the Corporation.

                                  PROPOSAL I
                              ELECTION OF DIRECTORS


At the meeting six Directors are to be elected, to serve for the ensuing year and until their respective successors are elected and qualified.
The Corporation has no standing nominating committee or committee performing a similar function. The shares represented by the enclosed proxy will be voted for the election as Directors of the six nominees named below unless a contrary choice is specified on the enclosed proxy. All nominees are presently Directors of the Corporation with terms expiring April 22, 2003 and all have agreed to serve if elected. If any nominee becomes unavailable for any reason (which event is not anticipated) the shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of such proxies.

Information Concerning Nominees:

The information appearing in the following table with respect to principal occupation, age and beneficial ownership of Common Stock of the Corporation has been furnished to the Corporation by the nominees. Ownership is given as of January 24, 2003 except as otherwise noted.

                                                  *Amount and
                                                  Nature of
                  Principal Occupation  Director  Beneficial       Percent
Name              And Age               Since     Ownership        of Class

______________    ____________________  ________  _____________    ________

Bruce L. Franke   Oil and Gas and       1999      3,000 shares       0.6%
                  Real Estate                     (Note 2)
                  Business
                  56 years

Ray A. Infantino  Retired Insurance     1999      18,534 shares     3.69%
                  Executive,                      (Note 3)
                  Management
                  Consultant, and
                  Investor
                  66 years

Patrick J. Moran  President of Moran    1999     70,228 shares     13.99%
                  Resources Company              (Note 4)
                  54 years

James R. Ukropina Chief Executive       1999     4,000 shares        0.8%
                  Officer, Directors             (Note 5)
                  LLC and Of Counsel
                  O'Melveny & Meyers,
                  LLP, Attorneys At
                  Law, Los Angeles,
                  California
                  65 years

Phelps C. Wood    President of Central  1999     3,000 shares        0.6%
                  Natural Resources,             (Note 6)
                  Inc.
                  34 years

Phelps M. Wood    President of          1980     215,142 shares    42.87%
                  Tektest, Inc.                  (Note 7)
                  (Manufacturers of
                  Electronic Testing
                  Accessories)
                  67 years


TOTAL FOR SIX DIRECTORS		                   313,904	      60.73%

*The Corporation has only one outstanding class of stock, that being Common
Stock.

(1) The shares shown include shares of Common Stock of which each Director has the right to acquire beneficial ownership within sixty days pursuant to the Corporation's Directors Non-Qualified Stock Option Plan.

(2) Mr. Franke has been engaged in the oil and gas and real estate business and pipeline right-of-way maintenance business for over five years as a sole proprietor. Mr. Franke owns no shares of the Corporation beneficially. the Frost National Bank in Houston, Texas, as a trustee of a Trust for the benefit of Mr. Franke's mother owns 24,894 shares. While Mr. Franke has a remainder interest in that trust, he has no present beneficial ownership as currently he has no voting power, dispositive power or right to income from those shares. He has the option to acquire 3000 shares as described in Note 1. Mr. Franke is also a director for Seven J. Stock Farm, Inc.

(3) Mr. Infantino has been retired from his principal occupation as an insurance executive for more than five years. He now serves as a management consultant and individual investor. Of the 18,534 shares shown above which Mr. Infantino owns beneficially, 7,400 shares are owned by a contributory individual retirement account for the benefit of Mr. Infantino, and 8,134 shares are owned of record by Mr. Infantino as trustee of the Infantino Family Trust Under Agreement Dated October 3, 1990. Also included is the right to acquire 3000 shares as described in
    Note 1 above. Mr. Infantino is the Secretary and Treasurer of the Corporation.

(4) Mr. Moran has been President of Moran Resources Company, an oil and gas exploration and production company, for more than five years, and prior to that time was an attorney engaged in the private practice of law. Mr. Moran owns beneficially and directly the 70,228 shares shown above, which includes the option to acquire the 3,000 shares as described in Note 1.
    In addition, Mr. Moran shares voting power as a co-trustee of the Moran Employee Trust which owns 6,286 shares. Mr. Moran disclaims any beneficial interest in those 6,286 shares.

(5) Mr. Ukropina is currently Chairman and Chief Executive Officer of Directions, LLC, a management and strategic consulting firm. Mr. Ukropina is also of counsel to the Los Angeles law firm of O'Melveny & Myers LLP and was previously a partner in that firm for more than five years. Mr. Ukropina owns the 4,000 shares shown above directly, which includes the option to acquire 3000 shares as described in Note 1 above. Mr. Ukropina is also a Director of Lockheed Martin Corporation, Pacific Life Insurance Company, Trust Company of the West, the W.M. Keck Foundation and IndyMac Bancorp. Mr. Ukropina also serves on the Audit Committees of IndyMac Bancorp and Lockhead Martin Corporation.

(6) Phelps C. Wood is currently President of Central Natural Resources, Inc., a position he assumed in July 2002. Mr. Wood served on the Corporation's Audit Committee until June 30, 2002. From May 2001 until July 2002, Mr. Wood's principal occupation was the President of Remdev Corporation, a company that provides strategy, marketing and business development consulting services. From December 2000 to May 2001, Mr, Wood was the Director of Product Management at LifeMinders, Inc. (now Cross Media Marketing), an online direct marketing company that provides personalized content and advertisements via email to a community of members. Mr.
    Wood was previously the Director of Product Management at eCoupons.com from October 1999 to December 2000 when eCoupons.com was acquired by LifeMinders, Inc. Prior to joining eCoupons.com, Mr. Wood worked as an independent consultant, providing strategy, business development and marketing advice to early-stage companies. From April 1998 to April
    1999, Mr. Wood was a Senior Manager of corporate development with PointCast, Inc., an internet news provider. From August 1996 to April 1998, Mr. Wood worked as an Associate at Bank of America in the Technology Corporate Finance Group and the Mezzanine Investment Group.
    Mr. Wood owns no shares directly or beneficially, but he is a limited partner in PACW Limited, a limited partnership, owning 118,922 shares described in Note 7 hereafter. Mr. Wood has no voting power or dispositive power over the shares owned by PACW Limited, but his father, Phelps M. Wood, is a general partner and has sole voting power over those shares, as described in Note 7 hereafter. He has the option to acquire 3000 shares as described in Note 1 above.

(7) Phelps M. Wood is the President of Tektest, Inc., a manufacturer of electronic test accessories. As of January 24, 2003, Mr. Wood was the owner of 12,500 of the Corporation's shares. He and his wife, Beverly G. Wood, were the joint owners of an additional 600 shares. His wife also was the sole owner of record of 200 of the Corporation's shares. Mr. Wood as co-trustee of a trust settled by him and his wife has a beneficial interest in an additional 1,302 shares. An additional 2,060 shares are held in Individual Retirement Plan Accounts for the benefit of Mr. Wood and his wife, over which they have the power to direct investments. As trustee or co-trustee of three additional trusts, not settled by him, Mr. Wood has an indirect beneficial interest in another 76,558 shares. Mr. Wood also has an indirect beneficial interest in another 118,922 shares owned of record by PACW Limited, a Limited Partnership of which he is a partner and has sole voting power over such shares. Mr. Wood thus has a direct or indirect beneficial interest in a total of 212,142 shares, in addition to 3,000 shares he has the option to acquire within sixty (60) days pursuant to the Corporation's Directors Non-Qualified Stock Option Plan. Other members of Mr. Wood's family collectively have an interest in approximately 8,380 of the Corporation's shares. Mr. Wood disclaims any beneficial interest in these 8,380 shares.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE NOMINEES
                          PROPOSED FOR DIRECTOR.

Executive Officers:

Phelps C. Wood is the President of the Corporation. Leonard L. Noah, who is the Chief Financial Officer of the Corporation, was the Chief Financial Officer of Stern Brothers & Co. for over five years until December 31, 2001, the date of his retirement. Mr. Noah is beneficial owner of 3,408 shares of the Corporation. The shares are held in the Susan Ann Noah Revocable Trust of which Mr. Noah is a co-trustee, along with his wife Susan Ann Noah.

All Directors, nominees and executive officers as a group own 317,312 shares of the Corporation's common stock which constitute 61.38% of the stock outstanding.

The Board of Directors held one regular meeting, three special meetings, and acted once by written consent during the last fiscal year, and all incumbent Director nominees attended all meetings in person.

The principal occupations of the six nominees over the last five years are as set forth above and in the footnotes thereto. Mr. Phelps M. Wood is the father of Mr. Phelps C. Wood. Mr. Moran and Mr. Franke are first cousins. Other than those relationships, none of the nominees has a family relationship with any other officer or director of the Corporation.

There are no arrangements between any of the nominees for Director and any other persons pursuant to which any such nominee is proposed to be elected.

Section 16(a) Beneficial Ownership Reporting Compliance:

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and beneficial owners of more than ten percent of the Corporation's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, and furnish copies thereof to the Corporation. Based solely on a review of the copies of such forms furnished to the Corporation and written representations from the individuals concerned, the Corporation believes that during 2002 all Section 16(a) filing requirements applicable to such persons were complied with, except with respect to Leonard L. Noah, who became a reporting person pursuant to
Section 16(a) in August, 2002. Mr. Noah was 14 days late in filing his Form 3 after becoming a reporting person.

Compensation:

No individual officer of the Corporation received compensation directly or through personal benefits in excess of $100,000. President and chief executive officer Phelps C. Wood received compensation of $60,000 in fiscal 2002. The aggregate direct compensation (exclusive of director's fees) of all officers of the Corporation, there being six persons in said group, amounted to $143,100 for the fiscal year ended December 31, 2002. This amount includes all salaries, commissions and bonuses received by all executive officers from the Corporation, and health insurance provided at the Corporation's expense.
No executive officer received any securities, property, insurance benefits, reimbursements or personal benefits as additional compensation, other than as described herein. There are no compensation payments proposed to be made in the future pursuant to any plan or arrangement to the executive officers, except
as set forth herein.   Director's fees of $8,000 were paid to each of Mr.
Phelps M. Wood, Mr. Franke, and Mr. Moran. Director's fees and Audit Committee fees of $4,750 were paid to Mr. Phelps C. Wood, and Director's fees and Audit Committee fees of $9,000 were paid to each of Mr. Infantino and Mr. Ukropina. The tables which follow set forth the details of the chief executive officer's compensation.

SUMMARY COMPENSATION TABLE*



                                                     Long-Term
                     Annual Compensation            Compensation
                     -------------------        ---------------------------
                                                Awards              Payouts
                                                ------              -------
Name and                         Other
principal				   Annual
position   Year  Salary  Bonus Compensation  Restricted   Securities    LTIP     All Other
                  ($)     ($)     ($)          Stock      Underlying   payouts  Compensation
                                               Award(s)    Options/     LTIP        ($)
                                                 ($)         SARS      payouts
                                                              (#)        ($)

--------  -----  ------  -----  -----------  ---------     ---------   --------  ------------

Phelps C. 2002  $60,000** 0     0            0             1,000***    0         0
Wood
President


OPTIONS/SAR GRANTS IN LAST FISCL YEAR



         Individual Grants                              Potential realizable   Alternative to
                                                        value at assume        potential
                                                        annual rates of        realizable
                                                        stock price            value: grant
                                                        appreciation for       date value
                                                        option term ****
         ------------------                             -------------------    ---------------

Name       Number of   Percent of  Exercise  Expiration  0%   5%($)  10%($)     Grant date
           securities  total       of base   Date                               present value
           underlying  options/    price                                        ($)
           Options/    SARs        ($/Sh)
           SARs        granted
           granted     to
           (#)         employees
                       in fiscal
                       year

----       ----------  ----------  --------  ----------- -----------------      --------------

Phelps C.   1,000***   100%        $16.75/   5/7/15      $0  $10,550 $26,630     N/A
Wood                               Share
President



AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR & FISCAL YEAR END OPTION/SAR VALUE




Name        Shares acquired    Value            Number of securities	  Value of
            on exercise (#)    Realized ($)     underlying unexercised   unexercised
                                                options/SARS at fiscal   in-the-money
                                                year end (#)             options/SARS at
                                                                          fiscal year end
                                                                                ($)
                                                ----------------------   ----------------
                                                Exercisable/             Exercisable/
                                                unexercisable            unexercisable

--------    ---------------     ------------     ----------------------- ----------------

Phelps C.    N/A                N/A              1,000/N/A                N/A/N/A
Wood




LONG TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR




Name        Number of shares      Performace or other        Estimated future payments under
            units or other        period until               non-stock price-based plans (2)
            or other rights       maturation or
            (#)                   or payout

                                                             Threshold     Target   Maximum
            								  ($ or #)    ($ or #)  ($ or #)
--------    ---------------       -------------------        ---------    --------  --------

Phelps C.   0                     0                          0             0         0
Wood
President




* 2002 is the first year compensation information has been required to be disclosed by the Corporation. Accordingly, no prior years are reflected.

** Began July 1, 2002 at a salary of $10,000 per month

*** Received by all Directors including Mr. Wood in his capacity as Director.

**** The assumed rates of appreciation are mandated by the Securities and Exchange Commission's rules, do not represent the Corporation's estimate or expectation of future increases in its share price and may never be achieved, and actual gains will depend on the actual future price performance of the Corporations' shares, when options are exercised.

The Corporation also pays the premiums for health insurance coverage for Mr. Wood as well as any and all other fringe benefits being furnished to other full time employees of the Corporation. Although the Corporation is not specifically obligated to award Mr. Phelps C. Wood any additional stock options, bonuses, or other incentive compensation components, the Board of Directors did undertake to provide a fair and equitable bonus compensation to Mr. Phelps C. Wood in the event that there is a change of control of the Corporation due to sale, merger, dissolution or other reorganization and Mr. Phelps C. Wood's efforts were significant in the implementation of such transaction. No options were exercised by Mr. Phelps C. Wood during the last fiscal year.

The Corporation does not maintain any defined benefit plan or actuarial plan of any kind, including any plan under which benefits are determined primarily by final compensation or average final compensation and years of service.

The Corporation maintains the Directors Non-Qualified Stock Option Plan, which was approved by the Stockholders at the Annual Meeting in 1995.
That Plan provides for the granting of non-qualified stock options to the Directors each year. The exercise price of an option is the fair market value of a share on the date of the grant. In accordance with the terms of the Plan, options were granted to each of the Directors in each year from 1995 through 1998. No options were granted in 1999, but each director was granted the option to acquire an additional 500 shares in 2000 (1000 shares after adjustment for the stock dividend in 2001), 1000 shares in 2001, and 1000 shares in 2002. A total of 50,000 shares are subject to the Plan as approved. The options are exercisable in full six months after the date of the grant and expire ten years from the date of grant unless earlier terminated in accordance with the provisions of the Plan. Options previously granted to all Directors are included in the beneficial ownership shown in the table under "Information Concerning Nominees".

The Corporation adopted a Stock Incentive Plan pursuant to which the Corporation's Board of Directors may issue stock awards to key employees and directors of the Corporation. The plan allows for stock options, stock appreciation rights, restricted stock, stock bonuses, performance share awards, dividend equivalents, or deferred payment rights.

The maximum number of shares of common stock that may be delivered under this plan shall not exceed 75,000 shares. The maximum number of shares of common stock that may be delivered pursuant to options qualified as incentive stock options granted under this plan is 45,000 shares. The maximum number of shares of common stock that may be delivered to nonemployee directors shall not exceed 20,000 shares. The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual shall be limited to 15,000, and the maximum individual limit on the number of shares in the aggregate subject to all awards that during any calendar year are granted under this plan shall be 25,000. Each of these limits is subject to adjustment as set forth in the plan.

In April 2001, 2,000 incentive stock options were granted under this plan. These incentive stock options were granted with an exercise price equal to the stock's fair market value at the date of grant. These incentive stock options have a term of ten years and shall become exercisable in four annual installments.

Related Transactions:

The Corporation entered into an agreement with Remdev Corporation for it to provide services to the Corporation in connection with a strategic planning project undertaken by the Corporation, which project has been completed. Remdev Corporation is wholly owned by Phelps C. Wood who also serves as its President. Mr. Phelps C. Wood is a Director of the Corporation. The Corporation paid Remdev Corporation $21,666 in the fiscal year ending December 31, 2001 and paid it an additional $20,835 in 2002 in connection with the project described above.

COMPENSATION COMMITTEE

Background:

Prior to April 2002, the Corporation did not have a compensation committee. Prior to that time, the Corporation did not have a full-time chief executive officer or any executive officer performing the duties or functions of a chief executive officer on a full-time basis. At the meeting of the Board of Directors held April 18, 2002 the Board decided that the Corporation was becoming large and mature enough to justify a full-time chief executive officer rather than having those executive functions performed by officers on a part-time or consulting basis, and accordingly it would be well to consider the appointment of a formal compensation committee to deal with material issues concerning executive compensation.

Compensation Committee Interlocks and Insider Participation:

Accordingly, at the Board meeting held April 18, 2002, the Board appointed a compensation committee of the Board of Directors consisting of Ray A. Infantino, Patrick J. Moran and James R. Ukropina.
Mr. Ukropina was designated chairman of the compensation committee. None of these three individuals was currently nor is now a compensated officer or employee of the Corporation. Mr. Moran had previously served as a vice president of the Corporation and a wholly-owned subsidiary, but he resigned from those positions on February 12, 2002, and he never received compensation for serving in those offices. Further, no relationship existed among these members as described in Item 402(j) of Regulation S-K of the Securities and Exchange Commission. At this time the compensation committee does not operate under a written charter.

The compensation committee held one meeting during 2002 and at that meeting the committee recommended the election and engagement of a new president of the Corporation who would serve as a full-time chief executive officer, and recommended the basis of compensation for this officer. It held no other meetings and performed no other services during the year.

A report of the committee following the 2002 meeting follows (which report and the Stock Performance Graph below are not to be deemed soliciting material nor are they deemed to be filed with the Securities and Exchange Commission or subject to Rule 14(a), other than is required by applicable regulation).

COMPENSATION COMMITTEE REPORT

The Compensation Committee of Central Natural Resources, Inc.
(the "Compensation Committee") is composed of three Directors who are not compensated officers or employees of the Corporation. At this time the Committee does not operate under a written charter. The current members of the Compensation Committee are Ray A. Infantino, Patrick J. Moran and James R. Ukropina. Mr. Ukropina serves as chairman of the Compensation Committee.

The Compensation Committee considers and makes recommendations to the Board of Directors regarding executive compensation, including compensated executive officer positions and functions and duties to be performed and recommends appropriate compensation. After recommendation by the Compensation Committee, all material issues relating to executive compensation are submitted to the full Board of Directors for approval.

As a result of the consideration and recommendation of the Compensation Committee, the full Board of Directors elected Phelps C. Wood as President of the Corporation effective July 1, 2002, and after that date he assumed that office and performed the functions of a chief executive officer.
Mr. Wood's compensation is described elsewhere in this Proxy Statement.

The philosophy of the Compensation Committee as it relates to executive compensation is that the President and any other full-time, executive-level officers should be compensated at levels designed to attract, motivate and retain talented executives who are capable of leading the Corporation in achieving its business objectives in an environment of increasing complexity, competition and change; to encourage and reward excellent performance; and to encourage individual growth as a part of the Corporation's management development program. Compensation for such executives will be tied to performance.

Although the Compensation Committee has considered the possibility of bonuses, equity based compensation, and other incentive compensation arrangements, due to the short time the Corporation has had a full-time President performing the duties and functions of a chief executive officer, and the short time of the engagement of Mr. Wood in this position, no such bonuses, equity compensation, or other incentive compensation were granted during the 2002 fiscal year. Believing that compensation should be related to performance, the Compensation Committee contemplates consideration of these and other forms of incentive compensation in addition to base salary in the future.

The Compensation Committee believes the actions taken over the past fiscal year are aligned with the objectives of the Committee and the full Board of Directors to attract, motivate and retain the talent needed to create and maintain a high caliber management team.

James R. Ukropina (Chairman)
Ray A. Infantino
Patrick J. Moran

STOCK PRICE PERFORMANCE MEASUREMENT GRAPH


The stock price performance graph set forth below assumes that $100 was invested on December 31, 1997 in Central Natural Resources, Inc.
(CTNR) common stock, in the S & P 500 Index (SPX), and in a peer group index, the AMEX Oil Index (XOI), and that all dividends were reinvested.



                                                      Cumulative Total Return

                               --------------------------------------------------------------
                               12/31/97   12/31/98   12/31/99   12/31/00   12/31/01   12/31/02
                               -------    -------    -------    -------    -------    -------
CENTRAL NATURAL RESOURCES      $100.00    $105.00    $112.75    $132.31    $146.16    $126.24

S&P 500                         100.00     126.67     151.40     136.05     118.31      90.66

PEER GROUP                      100.00      95.34     110.71     139.81     114.44      98.34



                                [OBJECT OMITTED]



AUDIT COMMITTEE

In April 2002, the Board of Directors re-appointed Directors Ray A. Infantino, James R. Ukropina and Phelps C. Wood as members of the Audit Committee pursuant to a written charter adopted by the Board in 2000. Since the Corporation's securities are not listed on the New York Stock Exchange or the American Stock Exchange, nor are they quoted on NASDAQ, the listing standards of those entities including requirements as to the independence of audit committee members technically do not apply. However, the charter of the Audit Committee provides that the members should meet definitions of independence as set forth by such entities except one member of the committee may be appointed who does not otherwise meet any such definition of independence. Phelps C. Wood was appointed as a member of the Audit Committee pursuant to this exception, as his father, Phelps M. Wood, was President and a compensated officer of the Corporation. Phelps C. Wood was not an officer of the Corporation at the time of the appointment in April, 2002. The Board determined that Phelps C. Wood had particularly favorable credentials in the financial area and that his presence on the Audit Committee would be a benefit to the Committee and the Board, and his relationship to the President of the Corporation should not interfere with his ability to participate as an independent and objective Committee member. Additionally, the Board has determined that although not required at this time, one member of the Audit Committee, James R. Ukropina, qualifies as an independent Audit Committee financial expert under applicable Securities and Exchange Commission regulations because of his substantial accounting and related financial management expertise.

Subsequently on July 1, 2002, Phelps C. Wood was elected President of the Corporation and resigned as member of the Audit Committee effective that date. The Board amended the Charter of the Audit Committee to reduce the minimum number of members to two.

The Audit Committee met three times during the year 2002 and all Audit Committee members participated in those three meetings. The Committee met on March 10, 2003 and a report of the Committee following that meeting follows (which is not to be deemed soliciting material nor is it deemed to be filed with the Securities and Exchange Commission or subject to Rule 14(a), other than is required by applicable regulation).

CENTRAL NATURAL RESOURCES, INC.
AUDIT COMMITTEE REPORT

The Audit Committee of Central Natural Resources, Inc. (the "Audit Committee") is composed of two Directors and operates under a written charter adopted by the Board of Directors which was amended and restated in its entirety on February 5, 2003 to meet the requirements of the Sarbanes-Oxley Act of 2002. The charter as amended and restated is attached hereto as Exhibit A and incorporated herein by this reference. The current members of the Audit Committee are Ray A. Infantino (Chairman) and James R. Ukropina. The Audit Committee has engaged, subject to ratification by the Stockholders, KPMG, LLP as the Corporation's independent accountants.

Management is responsible for the Corporation's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards, and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with Management and with the independent accountants. Management has represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with Management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

The Corporation's independent accountants also provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independent Discussions With Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

Based upon and in reliance upon the Audit Committee's discussions with Management and the independent accountants, and the Audit Committee's review of representations of Management and the report of the independent accountants to the Audit Committee, the Audit Committee recommends that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 to be filed with the Securities and Exchange Commission.

Dated: March 10, 2003

Ray A. Infantino (Chairman)
James R. Ukropina

PROPOSAL II
RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The firm of KPMG LLP has performed the annual audit of the Corporation's financial statements, provided the Corporation assistance in preparation of tax returns, and provided assistance in connection with various tax questions for the year ending December 31, 2002. The Audit Committee has approved the appointment of KPMG LLP as independent public accountants to perform audit services for the Corporation for the year ending December 31, 2003, and to perform tax services. A resolution will be presented to the meeting to ratify the Audit Committee's appointment of that firm.

The aggregate fees paid by the Corporation to KPMG LLP for professional services for the year ended December 31, 2002 totaled $70,310. The breakdown of the fees is as follows:

Audit Fees - The aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Corporation's annual financial statements for the year ended December 31, 2002 and the reviews of the condensed financial statements included in quarterly reports on Forms 10-Q for the year ended December 31, 2002 were $50,385.

Financial Information Systems Design and Implementation Fees - There were no fees billed for information technology services rendered by KPMG LLP during the year end December 31, 2002.

All Other Fees - The aggregate fees billed for all other services exclusive of the fees disclosed above rendered by KPMG LLP during the year ended December 31, 2002 were $19,925. These other services consisted primarily of preparation of federal and state income tax returns and other tax services.

The Audit Committee considered the fact that no information technology services were rendered during the year and also considered other non-audit services which were performed, and determined that no incompatibility resulted with maintaining the auditor's independence.

The Corporation has been advised by KPMG LLP that no member of the firm has any financial interest, either direct or indirect, in the Corporation, and during the past three years they have had no connections with the Corporation in any capacity other than that of public accountants. Representatives of that firm will not be present at the stockholders' meeting and thus will not have an opportunity to make a statement.

If the stockholders do not ratify the appointment of KPMG LLP, the selection of independent public accountants will be reconsidered by the Audit Committee.

The affirmative vote of the holders of it majority of the outstanding common stock present and voting at the meeting will he required for approval of this proposal. The shares represented by the enclosed proxy will be voted in favor of the ratification of appointment of KPMG LLP, as above described, unless a vote against or an abstention is specified on the enclosed proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ABOVE PROPOSAL.

STOCKHOLDERS PROPOSALS

In order for a proposal of a stockholder to be presented at the Corporation's 2004 Annual Meeting of Stockholders, it must be received at the Corporation's principal office in Kansas City, Missouri no later than November 24, 2003, for inclusion in the 2004 Proxy Statement. A proposal of a stockholder to be presented at the Corporation's 2004 Annual Meeting of Stockholders without inclusion in the 2004 Proxy Statement should be received at the Corporation's principal office no later than February 6, 2004, to be timely, and if not received by that date proxies given to the Corporation may grant the Corporation discretionary authority to vote on such proposal.

OTHER MATTERS

While the Notice of Annual Meeting of Stockholders calls for transaction of such other business as may properly come before the meeting, or adjournments thereof, management has no knowledge of any matters to be presented for action by the stockholders at the meeting other than the above. The enclosed proxy gives discretionary authority, however, in the event that any additional matters should be presented.


                                      By Order of the Board of Directors

                                      /s/ Ray A. Infantino

Dated March 24, 2003                  Secretary

Secretary

THE ANNUAL REPORT FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION PROVIDES CERTAIN ADDITIONAL INFORMATION AND WILL BE AVAILABLE TO STOCKHOLDERS IN APRIL. A COPY OF THIS REPORT MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE CORPORATION. PLEASE SEND
YOUR REQUEST TO RAY A. INFANTINO C/O GARY J. PENNINGTON, 911 MAIN STREET, SUITE 1710, KANSAS CITY, MO 64105.

                              EXHIBIT A



                   CHARTER OF THE AUDIT COMMITTEE
                    OF THE BOARD OF DIRECTORS OF
                   CENTRAL NATURAL RESOURCES, INC.


I.	Formation.  The Board of Directors (hereinafter the "Board") of
      Central Natural Resources, Inc., a Delaware corporation (hereinafter the "Company"), has established the Audit Committee of the Board of Directors of the Company (hereinafter the "Committee") pursuant to
      Section 141(c) of the General Corporation Law of Delaware, and Section 17 of the Bylaws of the Company.

II.	Audit Committee Purpose. The purpose of the Committee is to assist the
      Board in fulfilling its oversight responsibility. The Committee's general functions are to:

      A. Monitor the integrity of the Company's financial reporting process and systems of internal control regarding finance, accounting and legal compliance with applicable laws and regulations.

      B. Be directly responsible for the appointment, compensation and oversight of the work of the Company's independent auditors.

      C. Provide an avenue of communication among the independent auditors, management and the Board.

      D. The Committee is not responsible for planning or conducting audits or determining that the Company's financial statements are accurate or are in accordance with generally accepted accounting principles. This duty is the responsibility of management and the independent auditors who are ultimately accountable to the Board and the Committee. Also, it is not the duty of the Committee to independently verify information presented to it, unless special circumstances require such verification.

      E. The Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities, and have direct access to the independent auditors as well as anyone in the Company's organization.

III.	Audit Committee Composition and Qualifications. The Committee shall be comprised of at least two (2) members of the Company's Board.
      Subject to the foregoing, the exact number of members of the Committee shall be fixed and may be changed from time to time by resolution duly adopted by the Board. One of the members of the Committee shall be designated by the Board as the chairperson (hereinafter the "Chairperson") of the Committee. The Board shall appoint the members of the Committee to serve until their successors have been duly designated. Members of the Committee may be removed by the Board for any reason and at anytime. Vacancies on the Committee shall be filled by the Board. The members of the Committee shall not be current compensated executive officers or employees of the Company. The Board shall appoint as members persons meeting the definition of independence contained in applicable law and regulation. Currently that means that a member may not, other than in his or her capacity as a member of the Audit Committee, the Board of directors, or any other Board committee, accept any consulting, advisory or other compensatory fee from the Company or be an affiliated person of the Company or any subsidiary of the Company. In addition, the Board shall consider appointing at least one member who qualifies as an independent Audit Committee financial expert under applicable Securities and Exchange Commission ("S.E.C.") regulations, if available.

IV.	Audit Committee Responsibility and Duties. The Committee shall have responsibilities in the following areas:

      A. Internal Controls:

         (1) Review with management and the independent auditors the adequacy of the Company's internal accounting controls and procedures.

         (2) Inquire about internal control recommendations made by the independent auditors and whether they have been implemented by management.

      B. Financial Reporting:

        (1) Review reports prepared by management and by the independent auditors of significant accounting and financial reporting issues and judgments and their impact on the financial statements.

        (2) Review periodically with the independent auditors significant risks and exposures and plans to monitor, control and minimize such risks and exposures.

        (3) Review significant changes to the Company's auditing and accounting practices as suggested by the independent auditors or management and discuss them on a timely basis.


        (4) Meet with management and the independent auditors to review and discuss the annual audited financial statements and the results of the audit.

        (5) Review with management certain interim financial statements and require the independent auditors to review the financial information included in the Company's interim financial statements prior to filing its S.E.C. Form 10-Q Reports.

      C. Compliance:

        (1) Periodically obtain reports from management, independent auditors, legal counsel, tax advisers or any applicable regulatory agency regarding regulatory compliance, transactions with affiliates, and other legal matters that may have a material impact on financial statements and the consideration of those matters in preparing the financial statements.

        (2) Review the effectiveness of the policies and procedures for monitoring compliance with laws and regulations and the results of management's investigation and follow-up on any reporting deficiencies, fraudulent acts or accounting irregularities.

      D. Independent Auditors:

        (1) Be responsible for the appointment, compensation and oversight of the work of independent auditors. The independent auditors shall report directly to the Committee. Review the performance of the independent auditors on at least an annual basis.

        (2) In connection with IV, D(1) above, review and evaluate the annual engagement proposal for retention of the independent auditors and performance and level of fees to be paid to them.

        (3) Review the independent auditors proposed audit scope and approach.

        (4) Take steps to assure that the independent auditors are not engaged in the performance of non-audit services for the Company as specified hereafter, unless exempted by the accounting oversight board.

           (a) Bookkeeping or other services related to the accounting records or financial statements of the Company;

           (b) Financial information systems design and implementation;

           (c) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

           (d) Actuarial services;

           (e) Internal audit outsourcing services;

           (f) Management functions or human resources;

           (g) Broker or dealer, investment adviser, or investment banking services;

           (h) Legal services and expert services unrelated to the audit; and

           (i) Any other services that the public company accounting oversight board determines by regulation is impermissible.

        (5) Approve in advance permitted non-audit services (that is, services not prohibited under Item IV, D(4) above)including tax services.

           (a) The approval must be made before performance of the services commences.

           (b) The Audit Committee may delegate to one or more of its Members the authority to pre-approve permissible non-audit services, provided, however, after such delegated Member has granted a pre-approval, he or she must report the decision at the next meeting of the full Audit Committee.

           (c) The Audit Committee need not pre-approve non-audit services provided by an accounting firm that is not auditing the Company.

           (d) Pre-approval is not required with respect to a non-audit service if:

                 (i) The service was not recognized by the Company at the time of the audit engagement to be a non-audit service;

                 (ii) The aggregate amount paid for all services described is not more than 5% of the total amount of revenues paid by the Company to the auditor during the fiscal year when the non-audited services are performed;

                 (iii) The service is promptly brought to the attention of
                       the Audit Committee; and

                 (iv)	The Audit Committee approves the activity prior to
                        the conclusion of the audit. (This post-approval may be granted by the entire Audit Committee or by one or more Audit Committee Members to whom authority to grant such approvals has been delegated by the Audit Committee.)

            (e) Audit Committee approvals must subsequently be disclosed to investors in periodic reports filed with the S.E.C.

        (6) Obtain and review a report from the independent auditors in a timely manner, which shall include:

           (a)  The critical accounting policies and practice to be used;

           (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management;

           (c) Any accounting disagreements between the independent auditor and management; and

           (d) Other material written communications between the auditor and management.

        (7) Review with the independent auditors any problems or difficulties the auditors may have encountered, any management letter provided by the independent auditors, and the Company's response to that letter including:

           (a) Any difficulties encountered, or restrictions on the scope of activities or access to required information

           (b) Any changes required in the planned scope of the independent audit, and

           (c) Any recommendations made by the independent auditors as a result of the audit.

        (8) Discuss the matters required to be discussed by Statement of Auditing Standards No. 61 as it may be modified or supplemented from time to time (hereinafter "SAS 61").

        (9) On at least an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

      E.   Reporting Responsibilities. The Committee shall:

           (1) Regularly report to the Board on the Committee's activities and make appropriate recommendations.

           (2) Assist legal counsel in preparation for inclusion in the prox statement of the disclosures about the Committee and its functioning required under applicable S.E.C. rules and regulations.

           (3) Annually review and, if appropriate, update the Charter subject to Board approval of changes.

      F. Procedures Regarding Complaints. Have in place procedures to receive and address complaints regarding accounting, internal control or auditing issues, which procedures shall provide protection for corporate whistle-blowers by specifying that such procedures provide for employees' anonymous submission of concerns regarding accounting or auditing matters.

      G. Other Committee Responsibilities. Meet with the independent auditors and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

V.	Meetings of Committee.

      A. Frequency. The Committee shall hold regular meetings on such days as it shall determine at least three (3) times per year. Special meetings of the Committee will be held upon request of the Chairperson of the Committee or any two other Committee members. Meetings may be held in person or by conference telephone procedure in accordance with Section 141(i) of the Delaware General Corporation Law. Minutes shall be regularly kept of Committee proceedings.

      B. Notice and Agenda. Prior to each regularly scheduled meeting, the Committee members will receive notice of and an agenda for the meeting. Other topics for discussion may be introduced at the meeting or by notice to the Chairperson at the request of any Committee member.

      C. Attendance. The Committee may regularly or from time-to-time ask corporate officers, other Directors, legal counsel, or other employees of the Company to attend meetings.

      D. Procedures. The Committee may adopt rules for its meeting and activities. In the absence of such rules, the Committee's actions shall be governed by the Company's Bylaws and applicable law, as applicable to Board meetings and activities. In all cases, a quorum of the Committee shall be a majority of the persons then serving as members of the Committee.

VI	Outside Assistance. The Committee shall have the authority to request and receive access to any internal or external information it requires to fulfill its duties and responsibilities. The Committee is authorized to engage independent legal counsel and such other outside professional or other services or advisers as in its discretion it deems necessary to fulfill its responsibilities.

PROXY               CENTRAL NATURAL RESOURCES, INC.               PROXY

        911 MAIN STREET, SUITE 1710, KANSAS CITY, MISSOURI 64105

    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 22, 2003,
              SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints BRUCE L. FRANKE, RAY A. INFANTINO and PHELPS M. WOOD and each or any of them, proxies with power of substitution, to vote all stock of the undersigned at the ANNUAL MEETING OF CENTRAL NATURAL RESOURCES, INC., to be held April 18, 2002, and at any adjournments thereof, as described below.

1.  ELECTION OF DIRECTORS

[  ]  FOR all nominees listed below    [  ]  WITHHOLD AUTHORITY
      (except as marked to the               to vote for all nominees
      contrary below)                        listed below

     B.L. FRANKE, R.A. INFANTINO, P.J. MORAN, J.R. UKROPINA, P.C. WOOD,
     P.M. WOOD.

(Instruction: To withhold authority to vote for any individual nominee write that nominee's name of the space provided below.)

_______________________________________________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE CORPORATION.

              [  ]  FOR      [  ]  AGAINST      [  ]  ABSTAIN

Name(s), address and number of shares of registered owner(s) appear on reverse side hereof.

PLEASE SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


               SEE REVERSE SIDE FOR OTHER MATTERS TO BE VOTED ON


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.


Signature(s) _______________________________________________________ , 2003
             Please sign exactly as name(s)        Month       Day
             appear(s) below; indicating
             official position or representa-
             tive capacity where applicable
             Show address change.